                                                                    EXHIBIT 99.1



                          SECURITIES PURCHASE AGREEMENT


                  SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of July 18, 2000, between ATRIX LABORATORIES, INC., a Delaware corporation (the "Company" or "Atrix"), and ELAN INTERNATIONAL SERVICES, LTD., a Bermuda exempted limited liability company ("EIS"), and a wholly owned subsidiary of ELAN CORPORATION, PLC, an Irish public limited company ("Elan").

                                    RECITALS:

                  A. The Company desires to issue and sell to EIS, and EIS desires to purchase from the Company, on the date hereof, (i) 12,015 shares of a newly-created series of the Company's convertible exchangeable preferred stock, par value U.S.$.001 per share, captioned "Series A Preferred Stock" (the "Series A Preferred Stock"), (ii) a warrant to purchase up to 1,000,000 shares of the Company's common stock, par value U.S. $.001 per share (the "Atrix Common Stock"), as provided therein, in the form attached hereto as Exhibit A (as amended at any time, the "Warrant"), and (iii) 442,478 shares of Atrix Common Stock. The Company further desires to issue and sell to EIS, and EIS desires to purchase from the Company a convertible promissory note, with a maximum principal amount of U.S. $8,010,000 in the form attached hereto as Exhibit B (the "Note"), amounts thereunder shall be disbursed in accordance with its terms and subject to the conditions contained herein and therein. The Series A Preferred Stock and the Atrix Common Stock collectively are referred to herein as the "Shares". The Shares, the Warrant and the Note collectively are referred to herein as the "Securities". The rights, preferences and privileges of the Series A Preferred Stock are as set forth in the Company's Certificate of Designations, Preferences and Rights, the form of which is attached hereto as Exhibit C (the "Certificate of Designations").

                  B. The Company and EIS have formed ATRIX NEWCO, LTD., an exempted limited liability company incorporated under the laws of Bermuda ("Newco"), and pursuant to the terms of a Subscription, Joint Development and Operating Agreement, dated as of the date hereof (as amended at any time, the "JDOA"), simultaneously with the transactions contemplated by this Agreement,
(i) the Company shall acquire 6,000 voting common shares of Newco, par value U.S.$1.00 per share (the "Newco Common Stock"), representing 100% of the issued and outstanding shares of such class of stock, and 3,612 non-voting convertible preference shares of Newco, par value of U.S.$1.00 per share (the "Newco Preferred Stock"; together with the Newco Common Stock, the "Newco Stock"), representing 60.2% of the aggregate outstanding shares of Newco Preferred Stock and, on a fully diluted basis, 30.1% of the aggregate outstanding shares of Newco Stock and (ii) EIS shall acquire 2,388 shares of Newco Preferred Stock, representing 39.8% of the aggregate outstanding shares of Newco Preferred Stock and, on a fully diluted basis, 19.9% of the Newco Stock. Additionally, as of the date hereof, Newco has entered into license agreements with (i) Elan (such agreement, as amended at any time, collectively the "Elan License Agreement") and (ii) the Company (such agreement, as amended at any time, the "Company License Agreement"; together with the Elan License Agreement, the "License Agreements").

                  C. The Company and EIS are executing and delivering on the date hereof a Registration Rights Agreement in the form attached hereto as Exhibit D (as amended at any time, the "Company Registration Rights Agreement") in respect of (i), the Atrix Common Stock issued or issuable upon conversion of the Series A Preferred Stock, or exercise of all or any portion of the Warrant or Note and (ii) any other Atrix Common Stock owned by EIS or any of its affiliates or their respective permitted transferees, as a result of any stock, split, stock dividend, recapitalization or similar event affecting the Atrix Common Stock. The Company, EIS and Newco also are executing and delivering on the date hereof a Registration Rights Agreement in the form attached hereto as Exhibit E (as amended at any time, the "Newco Registration Rights Agreement"). This Agreement, the Certificate of Designations, the Note, the Warrant, the JDOA, the Company Registration Rights Agreement, the Newco Registration Rights Agreement, the License Agreements, and each other document or instrument executed and delivered in connection with the transactions contemplated hereby and by the JDOA collectively are referred to herein as the "Transaction Documents".

                                   AGREEMENT:


                  In consideration of the foregoing premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                  SECTION 1. Closing.

                  (a) Time and Place. The closing of the Purchase (as defined below) (the "Closing") shall occur on the date hereof (the "Closing Date"). The Closing Date is referred to herein as a "Closing Date". The Closing shall be held at the offices of Brock Silverstein LLC, 800 Third Avenue, 21st Floor, New York, New York 10022.

                  (b) Sale and Purchase. At the Closing, subject to the terms and conditions hereof, the Company shall issue and sell to EIS, and EIS shall purchase from the Company, (i) 12,015 shares of Series A Preferred Stock, (ii) 442,478 shares of Atrix Common Stock and (iii) the Warrant (the "Purchase"). In addition, subject to the terms and conditions hereof, the Company shall issue to EIS, the Note.

                  (c) Purchase Price. The aggregate purchase price for the Purchase shall be U.S.$17,015,000 (the "Purchase Price"), which represents the purchase price for the 12,015 shares of Series A Preferred Stock, the 442,478 shares of Atrix Common Stock and the purchase price for the Warrant. The maximum aggregate amount outstanding under the Note shall be U.S.$8,010,000.

                  (d) Closing Delivery. On the Closing Date, subject to the terms and conditions hereof: (i) EIS shall pay the Purchase Price by wire transfer of U.S.$17,015,000 to an account designated in writing by the Company;
(ii) the parties hereto shall execute and deliver to each other, as applicable,
(A) certificates representing 12,015 shares of Series A Preferred Stock and 442,478 shares of Atrix Common Stock, (B) the Warrant, (C) the Note, (D) the Company Registration Rights Agreement, (E) the Newco Registration Rights Agreement, (G) the JDOA, (H) the Certificate of Designations as filed with the Secretary of State of the State of Delaware, (I) the License Agreements, (J) certificates as to the incumbency of the officers of the Company and EIS executing any of the Transaction Documents and (K) any other documents or instruments reasonably requested by a party hereto; (iii) the Company shall cause to be delivered to EIS an opinion of counsel in the form attached hereto as Exhibit F; and (iv) EIS shall cause to be delivered to the Company an opinion of counsel in the form attached hereto as Exhibit G.

                  (e) Exemption from Registration. The Securities and any underlying shares of Atrix Common Stock will be issued under an exemption or exemptions from registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"). Accordingly, the certificates evidencing the Series A Preferred Stock, the Purchased Common Stock, the Warrant, the Note and any shares of Atrix Common Stock or other securities issuable upon the exercise, conversion or exchange of any of the Securities shall, upon issuance, contain a legend, substantially in the form as follows:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND NO INTEREST THEREIN MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE ISSUER OF THESE SECURITIES RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

         THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF JULY 18, 2000, BY AND BETWEEN ATRIX LABORATORIES, INC.

         AND ELAN INTERNATIONAL SERVICES, LTD., AS MAY THEREAFTER BE AMENDED FROM TIME TO TIME.

                  SECTION 2. Representations and Warranties of the Company. The Company hereby represents and warrants to EIS, as follows:

                  (a) Organization and Qualification. The Company is duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and to consummate the transactions contemplated hereby. The Company is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, or condition (financial or otherwise), or prospects of the Company (a "Company Material Adverse Effect").

                  (b) Capitalization. (i) Immediately prior to the Closing, the capitalization of the Company was as follows:


                                                  Number of Shares
                                                  ----------------------------------------------
                                                                 Issued and     Issued and
Capital Stock                                     Authorized     Outstanding    Held in Treasury
-------------                                     ----------     -----------    ----------------

Common Stock,                                     25,000,000     11,521,783              0
   par value $.001 per share
                                                                                         0
Series A Preferred Stock,                          5,000,000              0
   par value $.001 per share

                   (ii) As of the Closing Date, the Company has reserved a sufficient number of shares of Atrix Common Stock for issuance upon conversion of the Series A Preferred Stock, exercise of the Warrant and conversion of the Note, including a sufficient number of shares of Series A Preferred Stock for issuance as dividends on the Series A Preferred Stock.

                  (iii) There are no preemptive rights, voting agreements, rights of first offer or refusal, options, warrants or other conversion privileges or rights presently outstanding to purchase, subscribe for or otherwise acquire, or any securities convertible into or exercisable for or into, any of the Company's capital stock (collectively, "Preemptive Rights"), except as described on Schedule 2(b). There are no agreements to register any of the Company's outstanding securities under U.S. federal securities laws, other than the Company Registration Rights Agreement and except as described on Schedule 2(b).

                   (iv) All of the outstanding shares of capital stock of the Company have been issued in accordance with applicable state and federal laws and regulations (or exemptions therefrom) governing the sale and purchase of securities, all of such shares have been duly and validly issued and are fully paid and non-assessable. The Shares, when issued against payment therefor in accordance with this Agreement or, in the case of the Series A Preferred Stock, as dividends in respect of previously issued shares of Series A Preferred Stock, will be duly and validly issued, fully paid and non-assessable, and the Note and the Warrant, when issued against payment therefor in accordance with this Agreement, will be duly and validly issued, and in each case will not be issued in violation of any Preemptive Rights. The shares of Atrix Common Stock issuable upon conversion or exercise of the Series A Preferred Stock, the Warrant and the Note (the "Underlying Shares"), when issued upon conversion or exercise in accordance with the terms thereof, will be duly and validly issued, fully paid and non-assessable, and will not be issued in violation of any Preemptive Rights.

                  (c) Authorization of Transaction Documents. The Company has full corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is a party (including the issuance and sale of the Securities) have been duly authorized by all requisite corporate action by the Company and this Agreement, and when executed and delivered by the Company, each of the other Transaction Documents to which it is a party will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (d) No Violations. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is a party (including the issuance and sale of the Securities) and the compliance with the provisions hereof and thereof by the Company does not violate, conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance (as defined below) upon any properties or assets of the Company under (i) the Certificate of Incorporation or bylaws of the Company, (ii) applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (iii) any contract or agreement affecting the Company, except, in each case, where such violation, conflict, breach, default, termination, cancellation, acceleration or

Encumbrance would not, individually or in the aggregate, have a Company Material Adverse Effect. As used herein, the term "Encumbrance" shall mean any lien, charge, encumbrance, equity, claim, option, proxy, pledge, security interest, or other similar right of any nature other than statutory liens securing payments not yet due and payable or due but not yet delinquent.

                  (e) Approvals. No material permit, authorization, consent, approval, or order of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement or the other Transaction Documents (including the issuance and sale of the Securities) by the Company, except for filings required under the Securities Act, the Exchange Act, the rules of the Nasdaq Stock Market or the Delaware General Corporation Law, and such other permits, authorizations, consents, approvals, orders, notifications and filings as have been made or obtained.

                  (f) Financial Statements. (i) The Company's Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the U.S. Securities and Exchange Commission (the "SEC") on March 14, 2000, contains the audited consolidated balance sheet of the Company at December 31, 1999 and the related consolidated statements of operations, shareholders' equity and cash flows for the year then ended, together with the reports and opinions thereon of Deloitte & Touche LLP (the "Audited Financial Statements") and (ii) the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2000, as filed with the SEC on April 26, 2000, contains the unaudited consolidated balance sheet of the Company at March 31, 2000 and the related consolidated statements of operations, shareholders equity and cash flows for the three months then ended (the "Unaudited Financial Statements"; and collectively with the Audited Financial Statements, the "Financial Statements"). The Financial Statements are accurate and complete and fairly present, in all material respects, the financial position of the Company and the results of its operations and its cash flows at such dates and for the periods indicated and were prepared in conformity in all material respects with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be otherwise indicated therein), subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments (which shall not be material in the aggregate) and the absence of footnote disclosures. As of the Closing Date, the Company has not incurred and is not liable for any material liabilities or obligations except as set forth on the face of the balance sheet contained in the Unaudited Financial Statements or on Schedule 2(f).

                  (g) Taxes. Since January 1, 1998, the Company has filed in a timely manner (taking into account any extensions) any federal, state, local and foreign tax returns, reports and filings (collectively, "Returns"), including income, franchise, property and other taxes, and has paid or accrued the appropriate amounts reflected on such Returns heretofore required to be filed. Except as set forth on Schedule 2(g), none of the Returns have been audited or challenged, nor has the Company received any notice of challenge nor have any of the amounts or other data included in the Returns been challenged or reviewed by any governmental authority.

                  (h) Plans. Except as set forth on Schedule 2(h), which sets forth an accurate and complete list of all employee benefit plans maintained or sponsored by the Company or to which the Company is required to make contributions (the "Benefit Plans"), the Company does not maintain, sponsor, is not required to make contributions to or otherwise have any liability with respect to any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan, or other similar plan, agreement, policy or understanding (whether written or oral), whether or not such plan is intended to be qualified under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended, or within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended, which plan covers any employee or former employee of the Company. The Benefit Plans have been and are administered in substantial compliance with their terms and the requirements of applicable law.

                  (i) Absence of Certain Events. Since December 31, 1999, except as contemplated by the Transaction Documents or as set forth on Schedule 2(i), or in the Company's Annual Report of Form 10-K for the year ended December 31, 1999 (the "Form 10-K") as filed with the SEC and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2000 (the "Form 10-Q" and together with the Form 10-K, the "SEC Reports") (A) the Company has not (i) made, paid or declared any dividend or distribution to any equity holder (in such capacity) or redeemed any of its capital stock, (ii) varied its business plan or practices, in any material respect, (iii) entered into any financing, joint venture, license or similar arrangement that would materially limit or restrict its ability to perform its obligations hereunder and under each of the other Transaction Documents or (iv) suffered or permitted to be incurred any liability or obligation or any Encumbrance against any of its properties or assets that would materially limit or restrict its ability to perform its obligations hereunder and under each of the other Transaction Documents; and (B) there has not been any change or development which has had, or in the Company's reasonable judgment is likely to have, a Company Material Adverse Effect.

                  Without limiting the generality of the foregoing, since March 31, 2000, except as set forth on Schedule 2(i), there has not been (1) any lapse of any of the Company's trade secrets, inventions, patents, patent applications or continuations (in whole or in part), trademarks, trademark registrations, service marks, service mark registrations, copyrights, copyright registrations, or any application therefor or filing in respect thereof (collectively, and together with any and all know-how, trade secrets and proprietary business or technology information, the "Intellectual Property") that would reasonably be expected to result in a Company Material Adverse Effect; (2) loss of the services of any of the key officers or key employees of the Company; (3) any incurrence of or entry into any liability, mortgage, Encumbrance, commitment or transaction, including without limitation, any borrowing (or assumption or guarantee thereof) or guarantee of a third party's obligations, or capital expenditure (or lease in the nature of a conditional purchase of capital equipment) in excess of U.S.$250,000 other than in the ordinary course of business;

(4) any material change by the Company in accounting methods or principles, other than as required by generally accepted accounting principles; or (5) any change in the assets, liabilities, condition (financial or otherwise), results or operations or prospects of the Company from those reflected on the Financial Statements, except changes in the ordinary course of business and changes that have not had or in the Company's reasonable judgment are not likely to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (j) No Liabilities. Since March 31, 2000, the Company has not incurred or suffered any liability or obligation, matured or unmatured, contingent or otherwise, except in the ordinary course of business and except any such liability or obligation that have not had and in the Company's reasonable judgment are not likely to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (k) Properties and Assets; Etc. (i) Except as set forth on
Schedule 2(k) or in the SEC Reports, the Company has good and marketable title to its properties and assets shown in the Financial Statements to be owned by the Company, and has valid leasehold interests to the properties and assets shown in the Financial Statements to be leased by the Company, in each case subject to no Encumbrances, except where failure to have such title or leasehold interest, in the Company's reasonable judgment, is not likely to have, individually or in the aggregate, a Company Material Adverse Effect.

                   (ii) The Company owns or possesses sufficient legal rights to use pursuant to license, sublicense, agreement or permission all Intellectual Property used in the operation of its business as presently conducted, in each case subject to no Encumbrances required to be disclosed in the Financial Statements except as set forth therein or as set forth on Schedule 2(k), other than any failure to own or possess sufficient legal rights which, individually or in the aggregate, would not have a Company Material Adverse Effect. Except as set forth on Schedule 2(k), none of the Company's rights in or use of the Intellectual Property has been or, to the knowledge of the Company's executive officers, is currently threatened to be challenged; to the knowledge of the Company's executive officers, no current or currently planned product based upon the Company's Intellectual Property would infringe any patent, trademark, service mark, trade name or copyright of any other person or entity issued or pending on the Closing Date if the Company were to distribute, sell, market or manufacture such products, and to the knowledge of the Company's executive officers there is no actual or threatened claim by any person or entity alleging any infringement by the Company of a patent, trademark, service mark, trade name or copyright possessed by such person or entity. Except as set forth on Schedule 2(k), none of such Intellectual Property, whether foreign or domestic, has been canceled, abandoned, or otherwise terminated, other than such cancellations, abandonments or terminations which, individually or in the aggregate, would not have a Company Material Adverse Effect.

                  (iii) The SEC Reports and Schedule 2(k) together, list the material contracts and agreements of the Company, and each is a legal and valid agreement binding upon the Company and, to the knowledge of the Company's executive officers, is in full force and effect. To the knowledge of the Company's executive officers, there is no material breach or default by any party thereunder.

                   (iv) The Company has and maintains insurance, including liability, casualty and products liability insurance, covering risks associated with its business, properties and assets, including insurance that is customary for companies similarly situated.

                    (v) The Company, its business and properties and assets are in compliance in all material respects with all applicable laws and regulations, including without limitation, those relating to (i) health, safety and employee relations, (ii) environmental matters, including the discharge of any hazardous or potentially hazardous materials into the environment and (iii) the development, commercialization and sale of pharmaceutical and biotechnology products, including all applicable regulations of the U.S. Food and Drug Administration and comparable applicable foreign regulatory authorities, except for such failure to comply that have not had and in the Company's reasonable judgment are not likely to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (l) Legal Proceedings, etc. Except as set forth on Schedule 2(l), there is no legal, administrative, arbitration or other action or proceeding or governmental or investigation pending, or to the Company's knowledge, threatened against the Company, or any director, officer or employee of the Company in their capacities as such that (i) challenges the validity or performance of this Agreement or the other Transaction Documents or (ii) would reasonably be expected to have a Company Material Adverse Effect. The Company is not in violation of or default under, any material laws, judgments, injunctions, orders or decrees of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to its business, other than any violation or default which, individually or in the aggregate, would not have a Company Material Adverse Effect.

                  (m) Brokers or Finders. There have been no investment bankers, brokers or finders used by the Company in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof.

                  SECTION 3. Representation and Warranties of EIS. EIS hereby represents and warrants to the Company as follows:

                  (a) Organization. EIS is an exempted company duly organized, validly existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and to consummate the transactions contemplated hereby. EIS is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned or held under lease by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, or condition (financial or otherwise), of EIS (an "EIS Material Adverse Effect").

                  (b) Authorization of Transaction Documents. EIS has full corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery, and performance by EIS of this Agreement and each other Transaction Document to which it is a party (including the purchase and acceptance of the Securities) have been duly authorized by all requisite corporate action by EIS and, when executed and delivered by EIS, this Agreement and each of the other Transaction Documents to which it is a party will be the valid and binding obligations of EIS, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (c) No Violation. The execution, delivery and performance by EIS of this Agreement and each other Transaction Document to which it is a party (including the purchase and acceptance of the Securities) and compliance with provisions hereof and thereof by EIS will not violate conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under (i) the charter or bylaws of EIS, (ii) applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to EIS or any of its properties or assets or (iii) any material contract to which EIS is a party, except, in each case, where such violation, breach, default, termination, cancellation or acceleration would not, individually or in the aggregate, have an EIS Material Adverse Effect.

                  (d) Approvals. Except for consent required under the Mergers and Takeovers (Control) Acts 1978-1996, no material permit, authorization, consent, approval or order of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement or the other Transaction Documents by EIS.

                  (e) Investment Representations.

                    (i) EIS is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein and in the other Transaction Documents to which it is a party, and has the capacity to protect its own interests. EIS has not been formed solely for the purpose of entering into the transactions described herein and therein and is acquiring the Securities (and the Underlying Shares) for investment for its own account, not as a nominee or agent, and not with the view to, or for resale, distribution or fractionalization thereof, in whole or in part, and no other person (other than Elan) has a direct or indirect interest, beneficial or otherwise in the Securities (or the Underlying Shares); provided, however, that EIS shall be permitted to convert or exchange such Securities in accordance with their terms.

                   (ii) EIS has not and does not intend to enter into any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or pledge the Securities (or the Underlying Shares).

                  (iii) EIS acknowledges its understanding that the private placement and sale of the Securities (and the Underlying Shares) is exempt from registration under the Securities Act. In furtherance thereof, EIS represents and warrants that it is an "accredited investor" as that term is defined in the regulations under the Securities Act, has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company.

                   (iv) EIS agrees that it shall not sell or otherwise transfer any of the Securities (or the Underlying Shares) without registration under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that an exemption from registration is available, and fully understands and agrees that it must bear the total economic risk of its purchase for an indefinite period of time because, among other reasons, none of the Securities (or the Underlying Shares) have been registered under the Securities Act or under the securities laws of any applicable state or other jurisdiction and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered under the Securities Act and under the applicable securities laws of such states or jurisdictions or an exemption from such registration is available. EIS understands that the Company is under no obligation to register the Securities (or the Underlying Shares) on its behalf with the exception of certain registration rights with respect to certain of the Securities (and the Underlying Shares), as provided in the Company Registration Rights Agreement. EIS understands the lack of liquidity and restrictions on transfer of the Securities (and the Underlying Shares) and that this investment is suitable only for a person or entity of adequate financial means that has no need for liquidity of this investment and that can afford a total loss of its investment.

                  (f) Legal Proceedings, etc. There is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending, or to EIS's knowledge threatened, against EIS that challenges the validity or performance of this Agreement or the other Transaction Documents to which EIS is a party.

                  (g) Brokers or Finders. There have been no investment bankers, brokers or finders used by EIS in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof.

                  SECTION 4. Covenants of the Parties.

                  (a) Certain Covenants.

                  (i) From and after the Closing Date and until the earlier to occur of the exercise or expiration of the EIS Exchange Right (as such term is defined in Section 5(c) hereof), the Company shall not without the prior written consent of EIS prevent or adversely affect, in any respect the Company's ability to permit EIS to exercise the EIS Exchange Right in full as provided herein.

                  (ii) Notwithstanding any other provision of this Agreement or the other Transaction Documents, in the event that the Underlying Shares to be issued to EIS or any affiliate upon any exercise of the Warrant, or conversion of the Series A Preferred Stock or the Note, exceed 19.9% of the issued and outstanding shares of Atrix Common Stock as of the Closing Date (when taken together with the Underlying Shares previously issued to EIS and its affiliates), EIS is such affiliate shall receive non-voting securities of the Company, having terms reasonably satisfactory to EIS and the Company and not materially different from the Atrix Common Stock (other than the non-voting status), in the amount of such excess.

                  (b) Fully-diluted Stock Ownership. Notwithstanding any other provision of this Agreement, in the event that EIS determines that at any time it (together with its affiliates, if applicable) holds or has the right to receive Atrix Common Stock (or securities or rights, options or warrants exercisable, exchangeable or convertible for or into Atrix Common Stock) representing in the aggregate in excess of 9.9% of the Company's outstanding Atrix Common Stock on a fully diluted basis, EIS shall have the right to cause the Company to convert or exchange all or any part of the Securities into non-voting securities of the Company (to be mutually agreed upon by EIS and the Company, but having terms no more favorable to EIS or less favorable to the Company than the Securities being so converted or exchanged) such that EIS and its affiliates will not directly or indirectly own more than 9.9% of the Atrix Common Stock on a fully diluted basis for a period of at least two years from and after the date of EIS's election of such option. Each of the Company and EIS shall use commercially reasonable efforts to effect such transactions and any required subsequent conversions, exchanges or adjustments to EIS's securities position, on a quarterly basis, within 15 business days of the end of each of EIS's fiscal quarters.

                  (c) Use of Proceeds. The Company shall use the proceeds of (i) the issuance and sale of the Series A Preferred Stock solely to meet its initial capitalization obligations to Newco as described in the JDOA and (ii) the issuance and sale of the Note solely to meet its developmental funding commitments to Newco; and, in each case, for no other purpose.

                  (d) Confidentiality; Non-Disclosure.

                    (i) Subject to clause (ii) below, from and after the date hereof, neither the Company nor EIS (nor their respective affiliates) shall disclose to any person or entity this Agreement or the other Transaction Documents or the contents thereof or the parties thereto, except that such parties may make such disclosure (x) to their directors, officers, employees and advisors, and potential bank creditors and investors, so long as they shall have advised such persons of the obligation of confidentiality herein and for whose breach or default the disclosing party shall be responsible or (y) as required by applicable law, rule, regulation or judicial or administrative process, or request of the governing body of a national stock market, provided that the disclosing party uses reasonable efforts to obtain an order or ruling protecting the confidentiality of confidential information of the other party contained herein or therein. The parties shall be entitled to seek injunctive or other equitable relief in respect of any breach or threatened breach of the foregoing covenant without the requirement of posting a bond or other collateral.

                   (ii) Prior to issuing any press release or public disclosure in respect of this Agreement or the transactions contemplated hereby, the party proposing such issuance shall obtain the consent of the other party to the contents thereof, which consent shall not be unreasonably withheld or delayed.

                  (e) Lock-Up. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, EIS shall not sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any Atrix Common Stock (including Atrix Common Stock received upon the conversion, exercise or exchange of any Securities owned by EIS, or as the case may be, its affiliates) or any securities convertible into or exchangeable or exercisable for, or any other rights to purchase or acquire, Atrix Common Stock, including the Securities, for a period of two years after the Closing Date.

                  (f) Further Assurances. From and after the date hereof, each of the parties hereto agree to do or cause to be done such further acts and things and deliver or cause to be delivered to each other such additional assignments, agreements, powers and instruments, as each may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Transaction Documents.

                  SECTION 5. Certain Rights of EIS.

                  (a) Preemptive Right. Until the [**] anniversary of the Closing Date, EIS shall have the right (but not the obligation) to participate in any equity financing, or any financing involving securities convertible or exchangeable for equity, consummated by the Company, on the same terms and conditions offered to the other proposed investors in such financing, in order for EIS to maintain its pro rata interest in the Company, based on the number of shares of Atrix Common Stock owned by EIS and its affiliates including any special purpose financing vehicle transferees, assuming the conversion or exercise of all Securities (other than the Series A Preferred Stock, the Note and the Warrant) and the actual number of shares of Atrix Common Stock outstanding on the date such financing is consummated; provided, however, that such right shall not apply to any (i) public offering under the Securities Act,
(ii) offering under an incentive stock or similar plan for the benefit of its officers, directors, employees and consultants, (iii) acquisition (of stock or assets) paid for, in whole or in part, in shares of Atrix Common Stock, or (iv) transaction in which the Company offers or sells the Company's securities as part of a strategic alliance, joint venture or any other transaction which is not primarily a non-public offering of securities. Such right shall be exercised by EIS within 10 days of receipt of notice of such financing from the Company, which notice shall be provided by the Company at least 15 days prior to such financing. Such right shall terminate and be of no further force and effect at such time as EIS' ownership interest in Atrix Common Stock (or securities convertible, exchangeable or exercisable into Atrix Common Stock) falls below 5%, on a fully diluted basis.

                  (b) Company Board of Directors. For so long as EIS or its affiliates, directly or indirectly, collectively own at least 10.0% of the Atrix Common Stock (or securities convertible, exchangeable or exercisable for or into the Atrix Common Stock which, with such owned Atrix Common Stock represents at least 10.0% ownership, assuming the exercise, conversion or exchange thereof by EIS and its affiliates but not of any other Atrix Common Stock equivalents) on a fully diluted basis, EIS shall be entitled to appoint one director (the "EIS Director") for election to the Company's board of directors. The EIS Director shall not have more than 15.0% of the votes on the Company's board of directors, irrespective of the actual number of directors thereon. In connection with the foregoing, the Company will take all necessary and/or appropriate steps to effect such appointment, including the inclusion of the designated EIS Director as part of the management recommended slate of directors presented at any regular or special meeting of the stockholders of the Company at which directors of the Company are to be elected. Prior to such election, the designated EIS Director shall be entitled to be an observer at the meetings of the Company's board of directors.

                  (c) Conversion and Exchange Rights. The Company acknowledges that the Certificate of Designations sets forth certain rights of the holders of shares of Series A Preferred Stock to convert such shares of Series A Preferred Stock into newly issued shares of Atrix Common Stock or successor securities of Atrix Common Stock, or to exchange such shares of Series A Preferred Stock (or shares of Atrix Common Stock into which such shares of Series A Preferred Stock were converted pursuant to a Required Conversion (as such term is defined in the Certificate of Designations)) for certain shares of Newco Stock (the "EIS Exchange Right"), and agrees that it will not take any action which would impair such rights other than as otherwise permitted by the provisions thereof or the other Transaction Documents.

                  In the event that EIS shall exercise the EIS Exchange Right, EIS shall cause to be paid to Atrix within 30 days of such exercise, an amount equal to 30.1% of the aggregate amount of the Development Funding through the date of such exercise provided by each of the parties to Newco in accordance with the terms hereof (excluding accrued and unpaid interest on the applicable portion of the Note), from and after the date hereof and until the date of such payment. EIS may pay such amount, at its option, either (i) in cash by wire transfer, (ii) by offset against the amount payable under the Note, or (iii) a combination of (i) and (ii).

                  SECTION 6. Pledge of Newco Stock. In order to secure the Company's obligations pursuant to the EIS Exchange Right, the Company hereby pledges, assigns and sets over to EIS, all of the Company's right, title and interest in and to all shares of Newco Stock deliverable by the Company upon exercise of the EIS Exchange Right (including stock distributions and dividends thereon) for such period of time as the EIS Exchange Right shall be exercisable. The Company shall cause to be delivered to EIS all of the certificates together with duly executed stock power in favor of EIS evidencing such shares. Upon exercise of the EIS Exchange Right, EIS shall be entitled to keep and retain such share certificates, which shall then be owned by EIS in accordance with the terms thereof. Until EIS exercises the EIS Exchange Right, the Company shall retain all rights in and to the pledged Newco Stock (including without limitation all voting, dividend, liquidation and other rights), subject only to this pledge and the JDOA.

                  SECTION 7. Survival and Indemnification. (a) Survival. For the purposes of this Section, the representations and warranties of the Company and EIS contained herein shall survive for a period of 12 months from and after the date hereof.

                  (b) Indemnification. In addition to all rights and remedies available to the parties hereto at law or in equity,[**], and save and hold each Indemnified Person harmless from and against and pay on behalf of or reimburse each such Indemnified Person, as and when incurred, for any and all loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of such Indemnified Person or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Losses"), that any such Indemnified Person may suffer, sustain incur or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

                    (i) any misrepresentation or breach of warranty on the part of the Indemnifying Party under Section 2 of this Agreement or any of the other Transaction Documents (as limited thereby) (it being understood that the Company shall not be responsible for any such misrepresentation or breach of warranty by Newco); or

                   (ii) any nonfulfillment, default or breach of any covenant or agreement on the part of the Indemnifying Party under Section 4 of this Agreement.

                  (c) Maximum Recovery. Notwithstanding anything in this Agreement to the contrary, in no event shall the Indemnifying Parties be liable for indemnification under this Section 7 in an amount in excess of [**]. No Indemnified Person shall assert any such claim unless Losses in respect thereof incurred by any Indemnified Person, when aggregated with all previous Losses hereunder, equal or exceed [**], but at such time that an Indemnified Person is entitled to assert a claim, such claim shall include all Losses covered by this
Section 7.

                  (d) Exception. Notwithstanding the foregoing, upon judicial determination that is final and no longer appealable, that the act or omission giving rise to the indemnification set forth above resulted primarily out of or was based primarily upon the Indemnified Person's negligence (unless such Indemnified Person's negligence was based upon the Indemnified Person's reliance in good faith upon any of the representations, warranties, covenants or promises made by the Indemnifying Party herein) the Indemnifying Party shall not be responsible for any Losses sought to be indemnified in connection therewith, and the Indemnifying Party shall be entitled to recover from the Indemnified Person all amounts previously paid in full or partial satisfaction of such indemnity, together with all costs and expenses (including reasonable attorneys fees) of the Indemnifying Party reasonably incurred in connection with the Indemnified Persons claim for indemnity, together with interest at the rate per annum publicly announced by Morgan Guaranty Trust Company as its prime rate from the time of payment of such amounts to the Indemnified Person until repayment to the Indemnifying Party.

                  (e) Investigation. All indemnification rights hereunder shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, irrespective of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Indemnified Person or the acceptance of any certificate or opinion.

                  (f) Contribution. If the indemnity provided for in this
Section 7 shall be, in whole or in part, unavailable to any Indemnified Person, due to Section 7(b) being declared unenforceable by a court of competent jurisdiction based upon reasons of public policy, so that

Section 7(b) shall be insufficient to hold each such Indemnified Person harmless from Losses which would otherwise be indemnified hereunder, then the Indemnifying Party and the Indemnified Person shall each contribute to the amount paid or payable for such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Person on the other, but also the relative fault of the Indemnifying Party and be in addition to any liability that the Indemnifying Party may otherwise have. The indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this Section 7 shall survive the expiration of the Transaction Documents. The parties hereto further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Person is a formal party to any such lawsuit, claims or other proceedings.

                  (g) Limitation. This Section 7 is not intended to limit the rights or remedies otherwise available to any party hereto with respect to this Agreement or the Transaction Documents.

                  SECTION 8. Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as follows:

                           If to the Company, to:

                           Atrix Laboratories, Inc.
                           2579 Midpoint Drive
                           Fort Collins, CO  80525-4417
                           Attention: Chief Executive Officer
                           Facsimile: (970) 482-9735


                           with a copy to:

                           Morrison & Foerster LLP
                           5200 Republic Plaza
                           370 17th Street
                           Denver, CO 80202-5638
                           Attention: Warren L. Troupe, Esq.
                           Facsimile: (303) 592-1510

                           If to EIS, to:

                           Elan International Services, Ltd.
                           102 St. James Court
                           Flatts, Smiths Parish
                           Bermuda FL 04
                           Attention: Chief Executive Officer
                           Facsimile: (441) 292-2224

                           with a copy to:

                           Brock Silverstein LLC
                           800 Third Avenue
                           21st Floor
                           New York, NY 10022
                           Attention: David Robbins, Esq.
                           Facsimile: (212) 371-5500

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 8. Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, the next business day following the date of transmission as evidenced by confirmation receipt.

                  SECTION 9. Entire Agreement. This Agreement and the other Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto.

                  SECTION 10. Amendments and Waiver. This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and EIS dated after the date hereof.

                  SECTION 11. Counterparts and Facsimile. The Transaction Documents may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Each of the Transaction Documents may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.

                  SECTION 12. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

                  SECTION 13. Governing Law; Disputes. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws. Any dispute under the Transaction Documents that is not settled by mutual consent shall be finally adjudicated by any federal or state court sitting in the City, County and State of New York, and each party consents to the exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute.

                  SECTION 14. Expenses. Each of the parties shall be responsible for its own costs and expenses incurred in connection with the transactions contemplated hereby and by the other Transaction Documents.

                  SECTION 15. Assignments and Transfers. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All or any part of this Agreement may be assigned or transferred by EIS and its permitted assigns and transferees to their respective affiliates and subsidiaries, including any special purpose financing or similar vehicle established by EIS; provided, that EIS shall remain liable for its obligations hereunder following any such assignment or transfer. Other than as set forth above, no party shall assign or transfer all or any part of this Agreement, without the prior written consent of the other party which consent shall not be unreasonably withheld or delayed.

                  SECTION 16. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

                            [Signature page follows]

                  IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.



                                             ATRIX LABORATORIES, INC.



                                             By: /s/  DAVID R. BETHUNE
                                                 -------------------------------
                                                 Name: David R. Bethune
                                                 Title: Chairman and CEO


                                             ELAN INTERNATIONAL SERVICES, LTD.


                                             By: /s/  KEVIN INSLEY
                                                 -------------------------------
                                                 Name: Kevin Insley
                                                 Title: President and Chief
                                                        Financial Officer